                                                                   EXHIBIT 10.20

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 25, 1999, is entered into by and among SIMCALA, INC. (the "Borrower"), the guarantors identified as such on the signature pages attached hereto (the "Guarantors;" collectively, the Borrower and the Guarantors are referred to as the "Credit Parties"), the lenders identified as such on the signature pages hereto (the "Lenders") and NATIONSBANK, N.A., as Agent (the "Agent") for the Lenders.

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of March 31, 1998, as amended by that Amendment Letter dated November 9, 1998 (as so amended, the "Existing Credit Agreement").

         B. The Lenders have agreed to execute and deliver this Amendment on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 GENERAL DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including the preamble and recitals, have the meanings provided in the Existing Credit Agreement.

         SUBPART 1.2 CERTAIN DEFINITIONS. Unless the context otherwise requires, the following terms used in this Amendment shall have the indicated definitions:

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment No. 2 Effective Date" has the meaning ascribed to such term in Part 4.1 of this Amendment.





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

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

                     SUBPART 2.1 AMENDMENTS TO SECTION 1.1.

                  (a) The following definitions appearing in Section 1.1 of the Existing Credit Agreement are hereby amended and restated to read as follows:

                  "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(b), the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(c)(i) or the applicable rate of the Trade Letter of Credit Fee for any day for purposes of Section 3.5(c)(ii), the appropriate applicable percentage corresponding to the Total Leverage Ratio in effect as of the most recent Calculation Date:

 ========================================================================================================================
                                 APPLICABLE        APPLICABLE        APPLICABLE        APPLICABLE
                  TOTAL        PERCENTAGE FOR    PERCENTAGE FOR    PERCENTAGE FOR    PERCENTAGE FOR       APPLICABLE
  PRICING       LEVERAGE         EURODOLLAR         BASE RATE      STANDBY LETTER   TRADE LETTER OF     PERCENTAGE FOR
   LEVEL         RATIO             LOANS             LOANS         OF CREDIT FEE       CREDIT FEE      COMMITMENT FEES
 ------------------------------------------------------------------------------------------------------------------------

     I        > 5.00 to 1.0         3.00%             2.00%            3.00%             1.00%               .60%
 ------------------------------------------------------------------------------------------------------------------------

     II       < 5.00 to 1.0         2.25%             1.25%            2.25%              .50%               .50%
              -
              but > 3.75 to
                   1.0
 ------------------------------------------------------------------------------------------------------------------------
              < 3.75 to 1.0
    III       -                      2.00%             1.00%            2.00%              .50%               .50%
              but > 2.50 to
                   1.0
 ------------------------------------------------------------------------------------------------------------------------

     IV       < 2.50 to 1.0         1.75%              .75%            1.75%              .50%              .375%
              -
 ========================================================================================================================

                  The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the earlier of (x) the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of
         Section 7.1(c) for the most recently ended fiscal quarter of the Credit Parties or (y) the date such officer's certificate is actually delivered to the Agent; provided, however, that (i) the initial Applicable Percentages shall be based on Pricing Level I (as shown above) and shall remain at Pricing Level I until the first Calculation Date subsequent to December 30, 1998, and, thereafter, the Pricing Level shall be determined by the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Credit Parties preceding the applicable Calculation Date, and (ii) if the Borrower fails to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Credit Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Credit Parties preceding such Calculation Date. Except as provided above, each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans and Letters of Credit made or issued. The Applicable Percentage for the Standby Letter of Credit Fee


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

         for any standby Letter of Credit shall be 1.0% so long as such Letter of Credit is cash-collateralized pursuant to Section 2.2(l).

                  "Collateral Documents" means a collective reference to the Security Agreement, the Pledge Agreement, the Mortgage Instruments, the Assignment of Cash Collateral Account and such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder, including, without limitation, UCC financing statements and patent and trademark filings.

         (b) A new definition of "Assignment of Cash Collateral Account is hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

                  "Assignment of Cash Collateral Account" means that Assignment of Cash Collateral Account dated as of January 15, 1999 among the Borrower and the Agent.

         (c) The definition of "Consolidated Net Worth" appearing in Section 1.1 of the Existing Credit Agreement is hereby deleted.

         SUBPART 2.2 AMENDMENT TO SECTION 2.2. A new clause (l) is added to
Section 2.2 of the Existing Credit Agreement immediately following clause (k), which shall read as follows:

         (l) Cash Collateral. Until such time as the Interest Coverage Ratio is at least 1.50 to 1.0 for two consecutive fiscal quarters subsequent to December 31, 1999, the Borrower shall pay to the Agent cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account pursuant to the Assignment of Cash Collateral Account as additional security for the LOC Obligations in respect of drawings under all outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under such Letters of Credit. The Applicable Percentage otherwise in effect for the Standby Letter of Credit Fee with respect to any standby Letter of Credit which is cash-collateralized pursuant to this clause (l) shall be 1.0% for so long as such Letter of Credit is cash-collateralized.

         SUBPART 2.3 AMENDMENTS TO SECTION 7.1. Section 7.1(m) of the Existing Credit Agreement is hereby renumbered as Section 7.1(n) and a new Section 7.1(m) is added to the Existing Credit Agreement which reads as follows:

                  (m) Monthly Financial Statements. As soon as available, and in any event within 30 days after the end of each fiscal month of the Credit Parties, a consolidated balance sheet and income statement of the Credit Parties as of the end of such fiscal month, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal month, in each case setting forth in comparative form (i) consolidated figures for the corresponding period of the preceding fiscal year and (ii) consolidated figures for the corresponding period of the budget of the Credit Parties for the current fiscal year, all such financial information described above to be in a form satisfactory to the Agent.

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

         SUBPART 2.4 AMENDMENTS TO SECTION 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended and restated to read as follows:

         7.11     FINANCIAL COVENANTS.

         (a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Credit Parties, shall be greater than or equal to:


--------------------------------------------------------------------------------------------
   Fiscal Year         March 31          June 30         September 30        December 31
--------------------------------------------------------------------------------------------
       1998                                1.50              1.50               1.50
--------------------------------------------------------------------------------------------
       1999              1.15              1.05              1.05               1.05
--------------------------------------------------------------------------------------------
       2000              1.00              1.00              1.00               1.00
--------------------------------------------------------------------------------------------
       2001              1.25              1.25              1.50               1.75
--------------------------------------------------------------------------------------------
       2002              1.75              1.75              1.75               2.00
--------------------------------------------------------------------------------------------
    thereafter           2.00
--------------------------------------------------------------------------------------------


         (b) Net Leverage Ratio. The Credit Parties shall cause the Net Leverage Ratio, as of the last day of each fiscal quarter of the Credit Parties, to be less than or equal to:

--------------------------------------------------------------------------------------------
   Fiscal Year         March 31          June 30         September 30        December 31
--------------------------------------------------------------------------------------------
       1998                                5.50              5.50               7.00
--------------------------------------------------------------------------------------------
       1999              7.25              8.25              8.50               9.25
--------------------------------------------------------------------------------------------
       2000              9.75             10.00             11.25              11.50
--------------------------------------------------------------------------------------------
       2001              8.75              7.50              6.50               5.50
--------------------------------------------------------------------------------------------
       2002              5.50              5.50              5.50               5.00
--------------------------------------------------------------------------------------------
    thereafter           5.00
--------------------------------------------------------------------------------------------


         (c) Minimum Consolidated EBITDA. At all times the Consolidated EBITDA, as of the last day of each fiscal quarter of the Credit Parties, shall be greater than or equal to:

--------------------------------------------------------------------------------------------
   Fiscal Year         March 31          June 30         September 30        December 31
--------------------------------------------------------------------------------------------
       1998                                                                  $ 9,500,000
--------------------------------------------------------------------------------------------
       1999           $ 9,000,000      $ 8,100,000        $ 8,100,000        $ 7,800,000
--------------------------------------------------------------------------------------------
       2000           $ 7,800,000      $ 7,800,000        $ 7,800,000        $ 7,800,000
--------------------------------------------------------------------------------------------
       2001           $10,200,000      $12,100,000        $13,700,000        $16,100,000
--------------------------------------------------------------------------------------------
       2002           $16,100,000      $16,100,000        $16,100,000        $17,200,000
--------------------------------------------------------------------------------------------
    thereafter        $17,200,000
--------------------------------------------------------------------------------------------



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
                                    PART III
                REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES

         Each Credit Party hereby represents and warrants to the Agent and to each Lender that:

                           (i) each of the representations and warranties of the
                  Borrower contained in the Amended Credit Agreement or in any other Credit Document is true as of the date hereof (after giving effect to this Amendment);

                           (ii) after giving effect to this Amendment, no
                  Default or Event of Default exists and is continuing under the Amended Credit Agreement;

                           (iii) since the date of the last financial statements
                  of the Borrower delivered to Lenders, no material adverse change has occurred in the business, financial condition, operations or prospects of the Consolidated Parties other than as previously disclosed to the Lenders; and

                           (iv) no consent, approval, authorization or order of
                  , or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. EFFECTIVE TIME OF AMENDMENT. This Amendment shall be and become effective as of the first Business Day upon which each of the conditions set forth in this Subpart 4.1 shall have been completed to the satisfaction of the Agent and the Required Lenders (the "Amendment No. 2 Effective Date").

         SUBPART 4.1. EXECUTION OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of the due execution of this Amendment on behalf of the Credit Parties and the Required Lenders.

         SUBPART 4.2. AMENDMENT FEES. The Agent shall have received from the Borrower, on the Amendment No. 2 Effective Date, for the account of each Lender, in immediately available funds, an amendment fee of 0.25% of each Lender's Commitment.

         SUBPART 4.4. ASSIGNMENT OF CASH COLLATERAL ACCOUNT. The Agent shall have received executed counterparts of the Assignment of Cash Collateral Account in form of Exhibit A hereto.

         SUBPART 4.4. OTHER DOCUMENTS. The Agent shall have received such other documents relating to the transactions contemplated hereby as the Agent or counsel to the Agent may reasonably request of the Borrower in writing on or before the Amendment No. 2 Effective Date.

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

         SUBPART 4.5. EXPENSES OF AGENT. The Borrower shall have reimbursed the Agent for all reasonable out-of-pocket expenses of the Agent , including without limitation, all reasonable fees and expenses of its attorneys, incurred in connection with the negotiation, preparation or execution of this Amendment.


                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1 FURTHER ASSURANCES. As soon as practicable after receipt of a written request from the Agent, and in any event not later than 30 days from the date such request is received by the Borrower, the Credit Parties shall cause to be delivered to the Agent, in form and content reasonably satisfactory to the Agent, all documents or other instruments incident to the transactions contemplated by this Agreement in the reasonable judgment of the Agent.

         SUBPART 5.2. REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment. As of the Amendment No. 2 Effective Date, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to such document as amended by this Amendment.

         SUBPART 5.3. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which constitute together one and the same agreement.

         SUBPART 5.4. GOVERNING LAW. This Amendment shall be deemed to be a contract made under and governed by the internal laws and judicial decisions of the State of North Carolina without giving effect to the conflict of law principles thereof.

         SUBPART 5.5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.6. ENTIRE AGREEMENT. The Amended Credit Agreement, this Amendment, and the other Credit Documents, as amended hereby, constitute the entire contract among the parties relative to the subject matter hereof.

         SUBPART 5.7. NO OTHER CHANGES. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:                           SIMCALA, INC.,
                                    a Delaware corporation

                                    By:      /s/ C. E. Boardwine
                                       --------------------------------------
                                    Name:    C. E. Boardwine
                                    Title:   Pres/CEO


GUARANTOR:                          SIMCALA HOLDINGS, INC.,
                                    a Georgia corporation

                                    By:      /s/ William A. Davies
                                       --------------------------------------
                                    Name:    William A. Davies
                                    Title:   Director


LENDERS:                            NATIONSBANK, N.A., individually as a Lender
                                     and in its capacity as Agent

                                    By:      /s/ Curtis D. Lueker
                                       --------------------------------------
                                    Name:    Curtis D. Lueker
                                    Title:   Assistant Vice President


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